SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2005

                                      BAF

                                  (Depositor)

 (Issuer in respect of Mortgage Pass-Through Certificates, Series 2002-1 Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-38154-01                  61-1430172
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 20, 2005


                                      BAF


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 20, 2005


                             Payment Date: 01/20/05


          ------------------------------------------------------------
                      Banc of America Funding Corporation
            Mortgage Pass-Through Certificates, Series 2002-1 Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1          8,234,291.71    7.000000%       141,568.40     48,033.37      189,601.76       0.00       0.00
                        A2                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A3                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A4                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A5             86,583.27    7.000000%         1,488.59        505.07        1,993.66       0.00       0.00
Residual                AR                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        AIO         9,598,006.64    0.446259%             0.00      3,569.33        3,569.33       0.00       0.00
                        APO           155,656.76    0.000000%           238.70          0.00          238.70       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,545,359.71    7.000000%         2,998.90     14,847.93       17,846.83       0.00       0.00
                        B2          1,308,570.98    7.000000%         1,541.74      7,633.33        9,175.07       0.00       0.00
                        B3            727,522.77    7.000000%           857.16      4,243.88        5,101.04       0.00       0.00
                        B4            435,543.64    7.000000%           513.15      2,540.67        3,053.82       0.00       0.00
                        B5            364,120.12    7.000000%           429.00      2,124.03        2,553.03       0.00       0.00
                        B6            433,138.46    7.000000%             0.00      3,036.92        3,036.92     510.32       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         14,290,787.42     -              149,635.63     86,534.54      236,170.17     510.32     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1          8,092,723.31              0.00
                                A2                  0.00              0.00
                                A3                  0.00              0.00
                                A4                  0.00              0.00
                                A5             85,094.69              0.00
Residual                        AR                  0.00              0.00
                                AIO         9,454,626.14              0.00
                                APO           155,418.06              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,542,360.81              0.00
                                B2          1,307,029.24              0.00
                                B3            726,665.61              0.00
                                B4            435,030.49              0.00
                                B5            363,691.12              0.00
                                B6            432,628.14              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         14,140,641.47     -
--------------------------------------------------------------------------------

                             Payment Date: 01/20/05


          ------------------------------------------------------------
                      Banc of America Funding Corporation
            Mortgage Pass-Through Certificates, Series 2002-1 Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1      8,234,291.71     7.000000% 06051GAA7     9.542221      3.237623    545.478789
                           A2              0.00     7.000000% 06051GAB5     0.000000      0.000000      0.000000
                           A3              0.00     7.000000% 06051GAC3     0.000000      0.000000      0.000000
                           A4              0.00     7.000000% 06051GAD1     0.000000      0.000000      0.000000
                           A5         86,583.27     7.000000% 06051GAE9     9.542221      3.237622    545.478772
Residual                   AR              0.00     7.000000% 06051GAF6     0.000000      0.000000      0.000000
                           AIO     9,598,006.64     0.446259% 06051GAG4     0.000000      0.038198    101.179643
                           APO       155,656.76     0.000000% 06051GAH2     0.162289      0.000000    105.664626
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,545,359.71     7.000000% 06051GAJ8     1.142874      5.658511    968.887502
                           B2      1,308,570.98     7.000000% 06051GAK5     1.142874      5.658511    968.887501
                           B3        727,522.77     7.000000% 06051GAL3     1.142874      5.658510    968.887486
                           B4        435,543.64     7.000000% 06051GAS8     1.142874      5.658511    968.887513
                           B5        364,120.12     7.000000% 06051GAT6     1.144001      5.664091    969.842974
                           B6        433,138.46     7.000000% 06051GAU3     0.000000      6.743319    960.627671
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      14,290,787.42       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Banc of America Funding Corporation
            Mortgage Pass-Through Certificates, Series 2002-1 Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        14,140,641.47    14,140,641.47
Loan count                     84               84
Avg loan rate           7.477472%             7.48
Prepay amount          133,270.44       133,270.44

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees         2,632.53         2,632.53
Sub servicer fees            0.00             0.00
Trustee fees                47.64            47.64


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses        6,769.16         6,769.16

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           59.343104%           100.000000%              8,476,531.75
   -----------------------------------------------------------------------------
   Junior           40.656896%             0.000000%              5,807,405.41
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                    48,576.87
60 to 89 days                           1                   252,972.73
90 or more                              0                         0.00
Foreclosure                             2                   425,607.59

Totals:                                 4                   727,157.19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                223,186.93
Current Total Outstanding Number of Loans:                                 3

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount              236,170.17            236,170.17
Principal remittance amount              149,635.63            149,635.63
Interest remittance amount                86,534.54             86,534.54